UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2009

1ST CENTURY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-148302	26-1169687
(State or other jurisdiction of	Commission File Number	(IRS Employer
incorporation)		Identification No.)

1875 Century Park East, Suite 1400
Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 270-9500

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 30, 2009, Donn B. Jakosky ceased to be the Executive Vice President and Chief Credit Officer of 1st Century Bank, N.A. (subsidiary of 1st Century Bancshares, Inc., the “Bank”).

Effective July 2, 2009, the Board of Directors appointed Robert A. Moore (age 66) to be the new Executive Vice President and Chief Credit Officer for the Bank.  Mr. Moore held that position when the Bank opened in March 2004.  He retired the following year and was simultaneously named to the Bank Board of Directors and was appointed Chairman of the Board of Directors’ Loan Committee in which capacities he has served continuously.  Mr. Moore has previously served as the Chief Credit Officer of City National Bank from 1992-2002.  His earlier experience was at Security Pacific National Bank, Union Bank, and Wells Fargo Bank.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST CENTURY BANCSHARES, INC.

Dated: July 6, 2009	By:	/s/ Jason P. DiNapoli.
Jason P. DiNapoli
President and Chief Operating Officer